SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934



                        Date of Report: SEPTEMBER 9, 1998
                        (Date of earliest event reported)




                  APPLIANCE RECYCLING CENTERS OF AMERICA, INC.
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             (Exact name of registrant as specified in its charter)



              MINNESOTA                  000-19621               41-1454591
-------------------------------     -------------------     -------------------
(State or other jurisdiction of                              (I.R.S. Employer
incorporation or organization)      Commission File No.     Identification No.)


          7400 EXCELSIOR BOULEVARD
              MINNEAPOLIS, MN                                    55426-4517
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    (Address of principal executive offices)                     (Zip Code)



                                 (612) 930-9000
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              (Registrant's telephone number, including area code)

Item 5.       Other Events.

         Effective September 8, 1998, Appliance Recycling Centers of America, Inc. (the "Company") was delisted from The Nasdaq SmallCap Market. The Company cited the fact that it no longer complied with The Nasdaq Stock Market's continued listing requirements. In addition, the Company announced that it is continuing to pursue additional lines of credit as previously announced. The Company also stated that it is continuing to intensify its focus on appliance retailing. A copy of the press release is attached as an exhibit to this filing on Form 8-K.

Item 7 (c).   Exhibits.

10 Press Release Announces Delisting from The Nasdaq SmallCap Market dated September 4, 1998


                                    SIGNATURE

              Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, hereunto duly authorized.


Dated:   September 9, 1998          Appliance Recycling Centers of America, Inc.
                                    --------------------------------------------
                                    Registrant


                                    By:  /s/ Kent S. McCoy
                                        ----------------------------------------
                                         Kent S. McCoy
                                         Chief Financial Officer